EXHIBIT 32.1




      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant  to  Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Telzuit Medical Technologies, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that the Quarterly Report on Form
10-QSB for the quarter ended September 30, 2005 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Don Sproat
                                       -----------------
                                       Donald Sproat
                                       President
                                       Chief Executive Officer
                                       Chief Financial Officer

                                       November 14, 2005

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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